UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-3372

GENERAL MUNICIPAL BOND FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end: 02/28(9)

Date of reporting period: 02/29/04

SSL-DOCS2 70128344v10

FORM N-CSR

Item 1.	Reports to Stockholders.

General Municipal
Bond Fund, Inc.

ANNUAL REPORT February 29, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2 Letter from the Chairman

3 Discussion of Fund Performance

6 Fund Performance

7 Statement of Investments

14 Statement of Assets and Liabilities

15 Statement of Operations

16 Statement of Changes in Net Assets

17 Financial Highlights

18 Notes to Financial Statements

23 Report of Independent Auditors

24 Important Tax Information

25 Board Members Information

27 Officers of the Fund

F O R M O R E I N F O R M AT I O N

Back Cover

This annual report for General Municipal Bond Fund, Inc. covers the 12-month period from March 1, 2003, through February 29, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager,W. Michael Petty.

The municipal bond market ended the reporting period with the same strong performance and underpinnings with which it began. In fact, despite a rising stock market, historically low tax-exempt yields and stubborn fiscal pressures affecting many states and municipalities, investor demand for tax-exempt securities has remained robust, supporting bond prices.While the strengthening U.S. economy continues to suggest to us that short-term interest rates are likely to rise at some point in the future, the timing of such a move and its implications for municipal bonds of various types and maturities are far from certain.

Should you revise your tax-exempt income strategies if the economy strengthens further? The answer depends on your current needs and tax situation, future goals and the level of diversification across the various asset classes in your overall investment portfolio. As always, we encourage you to talk with your financial advisor regularly about these issues and the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

Stephen E. Canter
Chairman and Ch ief Executive Officer
The Dreyfus Corporation
March 15, 2004

2

DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did General Municipal Bond Fund, Inc. perform relative to its benchmark?

For the 12-month period ended February 29, 2004, the fund achieved a 5.83% total return.1 The Lehman Brothers Municipal Bond Index, the fund’s benchmark, achieved a 6.30% total return for the same period.2 In addition, the average total return for all funds reported in the Lipper General Municipal Debt Funds category was 5.94% over the reporting period.3

Municipal bond prices rallied modestly during the second half of the reporting period, contributing positively to the fund’s total return.The fund produced a lower return than its benchmark and Lipper category average, primarily due to heightened market volatility during the summer of 2003.This caused high-quality, intermediate-maturity bonds to underperform other sectors of the municipal bond market.

What is the fund’s investment approach?

The fund’s goal is to maximize income exempt from federal income tax to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.The fund will invest at least 65% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 35% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-

                                                                                                                                                                                                                                                                            The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

rate environment and the municipal bond’s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with the portfolio manager’s changing views of the current interest-rate and market environment.The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Municipal bonds continued to rally during the spring of 2003 as investors anticipated further reductions in interest rates from the Federal Reserve Board (the “Fed”). These expectations were fulfilled in late June, when the Fed lowered short-term rates to 1%, their lowest level in 45 years. Soon thereafter, however, signs began to emerge that the U.S. economy was growing more robustly, and municipal bonds suffered one of the most severe six-week declines in their history. Particularly hard hit were high-quality bonds, which tend to be more influenced by interest-rate trends than lower-quality bonds over short time periods. Because we have improved the fund’s credit profile over the past few years, the fund’s performance was negatively affected during the summer of 2003.

During the second half of the reporting period, municipal bond prices recovered gradually as it became clearer that the labor market remained weak, keeping a lid on potential inflationary pressures and allowing the Fed to maintain short-term interest rates at historically low levels. In addition, a strengthening economy was expected to produce better fiscal conditions for many states and municipalities. The resulting price appreciation of the fund’s holdings, combined with competitive levels of income from longstanding core positions, contributed positively to its total return for the overall reporting period.

4

Because of the risk that stronger economic growth might lead to higher interest rates, we sold some of the fund’s longer-term securities during the reporting period’s second half and reinvested the proceeds in bonds with a more diverse mix of maturities. In addition, we attempted to manage credit risk more effectively by investing in bonds from a wider range of states and municipalities.

When making new purchases, we generally favored higher-coupon, premium-priced bonds that historically have tended to perform well during market declines.We also attempted to maintain the fund’s overall credit quality by investing in highly-rated bonds, insured securities and bonds backed by the revenues from essential services, such as water facilities and toll roads.4

What is the fund’s current strategy?

Although the U.S. economy reportedly has continued to expand without creating a significant number of new jobs, we believe that the Fed’s next move, the timing of which is uncertain, is likely to be an increase in short-term interest rates.Therefore, we have maintained the fund’s positioning to include a more diversified portfolio, a focus on premium-priced bonds and a continued emphasis on higher credit quality. Of course, we are prepared to change our strategies as bond market conditions evolve.

March 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. However, the bonds in the Index generally are not insured. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3 SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

4 Insurance on individual bonds extends to the repayment of principal and the payment of interest in the event of default. It does not extend to the market value of the portfolio securities or the value of the fund’s shares.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 2/29/04
1 Year	5 Years	10 Years

Fund 5.83%	4.14%	4.73%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in General Municipal Bond Fund, Inc. on 2/28/94 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.The Index does not take into account charges, fees and other expenses, which can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

STATEMENT OF INVESTMENTS
February 29, 2004

	Principal
Long-Term Municipal Investments—95.9%	Amount ($)	Value ($)

Alabama—2.7%
Jefferson County, Sewer Revenue:
5.25%, 2/1/2023 (Insured; FGIC)
(Prerefunded 8/1/2012)	2,055,000 a	2,401,679
5.125%, 2/1/2039 (Insured; FGIC)
(Prerefunded 2/1/2009)	4,000,000 a	4,560,280
5%, 2/1/2042 (Insured; FGIC)
(Prerefunded 8/1/2012)	3,030,000 a	3,485,076
Arizona—1.0%
Arizona School Facilities Board, State School
Improvement Revenue 5.25%, 7/1/2020	2,500,000	2,774,200
Glendale Industrial Development Authority
(Midwestern University) 5.875%, 5/15/2031	1,000,000	1,064,870
Arkansas—1.3%
Lake Hamilton School District Number 5
5.50%, 4/1/2029 (Insured; AMBAC)	4,600,000	4,997,348
California—7.2%
California Pollution Control Financing Authority, PCR:
10.732%, 6/1/2014	6,355,000 b,c	9,219,643
(Southern California Edison) 7%, 2/28/2008	2,500,000	2,526,575
California Department of Water Resources,
Power Supply Revenue
5.375%, 5/1/2018 (Insured, AMBAC)	5,280,000	5,920,147
Golden State Tobacco Securitization Corp., Tobacco
Settlement Asset Backed 7.90%, 6/1/2042	500,000	543,165
Los Angeles Unified School District
5.25%, 7/1/2020 (Insured; FSA)	4,000,000	4,444,120
Sacramento Municipal Utility District, Electric Revenue
5.25%, 7/01/2028 (Prerefunded 7/1/2004)	5,115,000 a	5,242,517
Colorado—4.6%
Broomfield, COP (Open Space Park and Recreation
Facilities) 5.50%, 12/1/2020 (Insured; AMBAC)	1,000,000	1,129,380
Colorado Educational and Cultural Facilities Authority,
LR (Community Colleges of Colorado Project)
5.50%, 12/1/2021 (Insured; AMBAC)	1,100,000	1,236,477
Colorado Housing Finance Authority,
Single Family Program
7.15%, 10/1/2030 (Insured; FHA)	345,000	358,120
E-470 Public Highway Authority, Revenue
5.75%, 9/1/2035 (Insured; MBIA)	5,500,000	6,311,745
Lakewood, MFHR, Mortgage
6.70%, 10/1/2036 (Insured; FHA)	5,000,000	5,216,050

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Colorado (continued)
Northwest Parkway Public Highway Authority,
Revenue 7.125%, 6/15/2041	3,500,000	3,628,170
Connecticut—2.4%
Connecticut State Health and Educational
Facilities Authority, Revenue:
(Saint Francis Hospital and Medical Center)
5.50%, 7/1/2017	4,040,000	4,499,712
(University of Hartford) 5.625%, 7/1/2026	4,345,000	4,741,742
District of Columbia—1.8%
District of Columbia Convention Center Authority,
Dedicated Tax Revenue
5%, 10/1/2021 (Insured; AMBAC)	6,500,000	6,905,600
Florida— .9%
Jacksonville Electric Authority, Revenue
5.50%, 10/1/2030	3,385,000	3,559,260
Georgia—1.8%
Atlanta and Fulton County Recreation Authority, Revenue
(Downtown Arena Public Improvement)
5.375%, 12/1/2026 (Insured; MBIA)	2,180,000	2,372,733
College Park Business and Industrial Development
Authority, Revenue (Civic Center)
5.75%, 9/1/2026 (Insured; AMBAC)	4,250,000	4,826,258
Illinois—1.3%
Illinois Health Facilities Authority, Health Hospital
and Nursing Home Revenue (Residential Centers Inc.)
8.50%, 8/15/2016	4,850,000	4,886,424
Kansas— .5%
Kansas Development Finance Authority, Revenue
(Board of Regents-Scientific Resources)
5%, 10/1/2023 (Insured; AMBAC)	2,000,000	2,148,040
Kentucky—3.6%
City of Mount Sterling, Revenue (Kentucky League of Cities
Funding Trust Lease Program) 6.10%, 3/1/2018	5,500,000	6,677,385
Pendleton County, Multi-County Lease Revenue
(Kentucky Association of Counties
Leasing Trust Program) 6.40%, 3/1/2019	6,000,000	7,450,380
Louisiana— .3%
Parish of Saint James, SWDR (Freeport-McMoRan
Partnership Project) 7.70%, 10/1/2022	1,000,000	1,004,600

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Massachusetts—1.2%
Massachusetts Health and Educational Facilities
Authority, Revenue (Harvard Pilgrim Health)
5%, 7/1/2014	4,500,000	4,783,050
Michigan—11.8%
Michigan Building Authority, Revenue
9.78%, 10/15/2017	5,000,000 b,c	6,361,250
Dearborn Economic Development Corp., HR
(Oakwood Obligated Group)
5.875%, 11/15/2025 (Insured; FGIC)	4,950,000	5,348,475
Dickinson County Healthcare Systems, HR
5.80%, 11/1/2024 (Insured; ACA)	2,030,000	2,139,498
Michigan Hospital Finance Authority, HR
(Genesys Health System):
8.10%, 10/1/2013 (Prerefunded 10/1/2005)	2,000,000 a	2,259,300
8.125%, 10/1/2021 (Prerefunded 10/1/2005)	4,910,000 a	5,548,398
7.50%, 10/1/2027 (Prerefunded 10/1/2005)	8,000,000 a	8,806,240
Michigan Strategic Fund, SWDR (Genesee Power
Station Project) 7.50%, 1/1/2021	6,900,000	6,001,758
Pontiac Tax Increment Finance Authority, Revenue
(Development Area Number 3) 6.25%, 6/1/2022	3,250,000	3,284,873
Romulus Economic Development Corp.,
Economic Development Revenue (HIR Limited
Partnership Project) 7%, 11/1/2015
(Surety Bond; ITT Lyndon Property Co. Inc.)	5,000,000	6,500,050
Minnesota—1.4%
Chaska, Electric Revenue 6%, 10/1/2025	2,000,000	2,146,460
Minnesota Housing Finance Agency, SFMR
5.95%, 1/1/2017	1,215,000	1,287,536
Northfield, HR 6%, 11/1/2026	2,000,000	2,124,100
Missouri—2.6%
Missouri Development Finance Board, Infrastructure
Facilities Revenue 5.375%, 12/1/2027	2,470,000	2,548,126
Missouri Health and Educational Facilities Authority,
Health Facilities Revenue (Saint Anthony’s Medical
Center) 6.125%, 12/1/2019	4,000,000	4,344,880
Missouri Housing Development Commission, SFMR
6.30%, 9/1/2025 (Guaranteed; GNMA, FNMA)	445,000	473,796
Saint Louis Industrial Development Authority, Revenue
(Saint Louis Convention Center) 7.20%, 12/15/2028	2,985,000	2,904,972

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New Jersey—2.2%
Hudson County, COP (Correctional Facility)
5%, 12/1/2021 (Insured; MBIA)	6,000,000	6,528,960
New Jersey Economic Development Authority,
Special Facility Revenue (Continental Airlines Inc.
Project) 7%, 11/15/2030	2,000,000	1,902,640
New Mexico—1.4%
Jicarilla Apache Nation, Revenue 5.50%, 9/1/2023	5,000,000	5,313,850
New York—8.1%
New York City:
5.75%, 8/1/2011 (Insured; MBIA)	5,000,000	5,943,400
5.25%, 8/1/2015	3,170,000	3,537,371
New York State Dormitory Authority, Revenue:
(Rochester Institute of Technology)
5.25%, 7/1/2024 (Insured; AMBAC)	3,345,000	3,608,218
(State University Educational Facilities)
7.50%, 5/15/2013	2,500,000	3,315,275
Tobacco Settlement Financing Corp., Asset Backed
5.25%, 6/1/2021 (Insured; AMBAC)	3,000,000	3,301,080
Triborough Bridge and Tunnel Authority,
Highway Toll Revenues
5.50%, 1/1/2017 (Insured; MBIA)	10,000,000	11,831,000
North Carolina—2.5%
North Carolina Eastern Municipal Power Agency, Power
System Revenue 6.75%, 1/1/2026 (Insured; ACA)	5,000,000	5,565,700
North Carolina Medical Care Commission, Revenue
(North Carolina Housing Foundation Inc.):
6.45%, 8/15/2020 (Insured; ACA)	1,000,000	1,127,250
6.625%, 8/15/2030 (Insured; ACA)	2,565,000	2,865,618
Ohio—8.9%
Cincinnati, Water System Revenue:
5%, 12/1/2020	2,420,000	2,602,783
5%, 12/1/2021	3,825,000	4,055,074
Cleveland-Cuyahoga County Port Authority, Revenue
7.35%, 12/1/2031	3,000,000	3,205,230
Cuyahoga County, HR (Metrohealth Systems Project):
6.15%, 2/15/2029	3,115,000	3,283,490
(Canton Inc. Project) 7.50%, 1/1/2030	7,000,000	7,876,190
Hamilton County, Sales Tax
Zero Coupon, 12/1/2025 (Insured; AMBAC)	14,865,000	5,118,317
Mahoning County Hospital Facilities, Revenue
(Forum Health Obligated Group) 6%, 11/15/2032	2,500,000	2,669,500

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Ohio (continued)
Ohio Housing Finance Agency, Residential Mortgage
Revenue (Mortgage Backed Securities Program)
6.25%, 9/1/2020 (Guaranteed; GNMA)	355,000	362,072
Ohio Water Development Authority, Pollution Control
Facilities Revenue (Cleveland Electric)
6.10%, 8/1/2020 (Insured; ACA)	3,000,000	3,198,630
University of Cincinnati, General Receipts
5%, 6/1/2022 (Insured; MBIA)	2,000,000	2,125,660
Oklahoma—1.9%
McGee Creek Authority, Water Revenue
6%, 1/1/2013 (Insured; MBIA)	6,025,000	7,281,695
Oregon—1.0%
Portland, Sewer System Revenue
5.75%, 8/1/2019 (Insured; FGIC)	3,500,000	4,072,355
Pennsylvania—5.0%
Allegheny County Sanitation Authority, Sewer Revenue
5.375%, 12/1/2024 (Insured; MBIA)	13,700,000	15,022,872
Butler County Industrial Development Authority,
Health Care Facilities Revenue (Saint John’s
Care Center) 5.85%, 4/20/2036 (Guaranteed; GNMA)	4,210,000	4,494,048
Rhode Island— .1%
Rhode Island Housing and Mortgage Finance Corp.
(Homeownership E-1) 7.55%, 10/1/2022	355,000	355,533
South Carolina—4.1%
Berkeley County School District, Installment Lease
Revenue (Securing Assets for Education)
5.25%, 12/1/2024	4,000,000	4,197,520
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)
5.50%, 12/1/2018	8,000,000	8,625,120
Greenville Hospital System, Hospital Facilities Revenue
5.50%, 5/1/2026 (Insured; AMBAC)	3,000,000	3,256,740
Texas—5.8%
Austin Convention Enterprises Inc., Convention Center:
6.70%, 1/1/2028	5,000,000	5,370,300
Trust Certificates 5.75%, 1/1/2032	3,855,000	4,134,718
Harris County, Toll Road 5%, 8/1/2028	5,750,000	5,871,210
Texas Turnpike Authority,
Central Texas Turnpike System Revenue
5.75%, 8/15/2038 (Insured; AMBAC)	3,500,000	3,965,990

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Texas (continued)
Wichita Falls, Water and Sewer Revenue
5.375%, 8/1/2024 (Insured; AMBAC)	3,000,000	3,259,710
Utah— .8%
Carbon County, SWDR (Sunnyside Cogeneration Project)
7.10%, 8/15/2023	3,196,000	3,026,771
Washington—3.6%
Washington Public Power Supply System, Revenue
(Nuclear Project Number 3)
7.125%, 7/1/2016 (Insured; MBIA)	10,425,000	13,838,979
West Virginia— .7%
State of West Virginia, Road
5.75%, 6/1/2025 (Insured; MBIA)	2,500,000	2,831,525
Wisconsin—2.7%
Badger Tobacco Asset Securitization Corp.,
Asset Backed 7%, 6/1/2028	8,000,000	8,156,880
Wisconsin Health and Educational Facilities Authority,
Revenue (Aurora Health Care) 6.40%, 4/15/2033	2,000,000	2,172,140
Wyoming— .7%
Wyoming Student Loan Corp., Student Loan Revenue
6.25%, 6/1/2029	2,500,000	2,698,225
Total Long-Term Municipal Investments
(cost $342,102,353)		372,964,097

Short-Term Municipal Investment— .2%

Pennsylvania
Allegheny County, Industrial Development, VRDN
(Longwood at Oakmont Inc.)
1% (SBPA; Fleet National Bank)
(cost $645,000)	645,000 d	645,000

Total Investments (cost $342,747,353)	96.1%	373,609,097

Cash and Receivables (Net)	3.9%	15,035,931

Net Assets	100.0%	388,645,028

12

Summary of Abbreviations

ACA	American Capital Access	HR	Hospital Revenue
AMBAC	American Municipal Bond	LR	Lease Revenue
	Assurance Corporation	MBIA	Municipal Bond Investors
COP	Certificate of Participation		Assurance Insurance
FGIC	Financial Guaranty Insurance		Corporation
	Company	MFHR	Multi-Family Housing Revenue
FHA	Federal Housing Administration	PCR	Pollution Control Revenue
FNMA	Federal National Mortgage	SBPA	Standby Bond Purchase
	Association		Agreement
FSA	Financial Security Assurance	SFMR	Single Family Mortgage Revenue
GNMA	Government National Mortgage	SWDR	Solid Waste Disposal Revenue
	Association	VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or Standard & Poor’s	Value (%)

AAA	Aaa	AAA	52.8
AA	Aa	AA	15.8
A	A	A	13.4
BBB	Baa	BBB	9.0
BB	Ba	BB	1.7
B	B	B	.5
F1	MIG1/P1	SP1/A1	.2
Not Rated e	Not Rated e	Not Rated e	6.6
			100.0

a Bonds which are prerefunded are collateralized by U..S Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Inverse floater security—the interest rate is subject to change periodically.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February, 29, 2004, these securities amounted to $15,580,893 or 4.0% of net assets.
d Securities payable on demand.Variable interest rate—subject to periodic change.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2004

Cost	Value

Assets ($):
Investments in securities—See Statement of Investments 342,747,353	373,609,097
Cash	1,856,731
Receivable for investment securities sold	8,461,570
Interest receivable	5,257,287
Prepaid expenses	24,512
389,209,197

Liabilities ($):
Due to The Dreyfus Corporation and affiliates	257,241
Payable for shares of Common Stock redeemed	203,872
Accrued expenses	103,056
564,169

Net Assets ($)	388,645,028

Composition of Net Assets ($):
Paid-in capital	393,270,800
Accumulated undistributed investment income—net	94,699
Accumulated net realized gain (loss) on investments	(35,582,215)
Accumulated net unrealized appreciation
(depreciation) on investments	30,861,744

Net Assets ($)	388,645,028

Shares Outstanding
(150 million shares of $ .001 par value Common Stock authorized)	28,392,720
Net Asset Value, offering and redemption price per share—Note 3(d) ($)	13.69

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended February 29, 2004

Investment Income ($):
Interest Income	21,666,054
Expenses:
Management fee—Note 3(a)	2,163,395
Distribution fees and prospectus—Note 3(b)	788,838
Shareholder servicing costs—Note 3(b)	261,096
Professional fees	50,497
Custodian fees	44,247
Registration fees	29,128
Shareholders’ reports	28,212
Directors’ fees and expenses—Note 3(c)	13,006
Loan commitment fees—Note 2	3,951
Miscellaneous	22,320
Total Expenses	3,404,690
Investment Income—Net	18,261,364

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(4,199,716)
Net unrealized appreciation (depreciation) on investments	8,351,830
Net Realized and Unrealized Gain (Loss) on Investments	4,152,114
Net Increase in Net Assets Resulting from Operations	22,413,478

See notes to financial statements.

                                                                                                                                                                                                                                                                            The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended

	February 29, 2004	February 28, 2003

Operations ($):
Investment income—net	18,261,364	20,552,195
Net realized gain (loss) on investments	(4,199,716)	(12,129,518)
Net unrealized appreciation
(depreciation) on investments	8,351,830	12,299,296
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,413,478	20,721,973

Dividends to Shareholders from ($):
Investment income—net	(18,124,891)	(20,466,751)
Net realized gain on investments	(150,408)	(27,295)
Total Dividends	(18,275,299)	(20,494,046)

Capital Stock Transactions ($):
Net proceeds from shares sold	46,569,905	91,279,924
Dividends reinvested	12,599,157	14,154,077
Cost of shares redeemed	(81,193,111)	(112,237,315)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(22,024,049)	(6,803,314)
Total Increase (Decrease) in Net Assets	(17,885,870)	(6,575,387)

Net Assets ($):
Beginning of Period	406,530,898	413,106,285
End of Period	388,645,028	406,530,898
Undistributed investment income—net	94,699	—

Capital Share Transactions (Shares):
Shares sold	3,475,373	6,783,769
Shares issued for dividends reinvested	938,296	1,052,207
Shares redeemed	(6,054,769)	(8,333,601)
Net Increase (Decrease) in Shares Outstanding	(1,641,100)	(497,625)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements.

		Fiscal Year Ended February,

	2004	2003	2002 a	2001	2000

Per Share Data ($):
Net asset value, beginning of period	13.54	13.53	13.69	13.03	14.57
Investment Operations:
Investment income—net	.62 b	.68 b	.72 b	.73	.73
Net realized and unrealized
gain (loss) on investments	.16	.01	( .17)	.66	(1.42)
Total from Investment Operations	.78	.69	.55	1.39	( .69)
Distributions:
Dividends from investment income—net	( .62)	( .68)	( .71)	( .73)	( .73)
Dividends from net realized
gain on investments	( .01)	( .00) c	( .00) c	—	( .12)
Total Distributions	( .63)	( .68)	( .71)	( .73)	( .85)
Net asset value, end of period	13.69	13.54	13.53	13.69	13.03

Total Return (%)	5.83	5.23	4.14	10.92	(4.81)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.87	.85	.86	.87	.87
Ratio of net investment income
to average net assets	4.63	5.05	5.30	5.44	5.29
Portfolio Turnover Rate	39.55	56.52	56.87	43.00	47.10

Net Assets, end of period ($ x 1,000)	388,645	406,531	413,106	426,067	438,827

a As required, effective March 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended February 28, 2002 was to increase net investment income per share by $ .01, decrease net realized and unrealized gain (loss) on investments per share by $ .01 and increase the ratio of net investment income to average net assets from 5.23% to 5.30% . Per share data and ratios/supplemental data for periods prior to March 1, 2001 have not been restated to reflect this change in presentation.
b Based on average shares outstanding at each month end.
c Amount represents less than $ .01 per share.

See notes to financial statements.

                                                                                                                                                                                                                                                                            The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

General Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to maximize current income exempt from federal personal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,994 during the period ended February 29, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At February 29, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $35,466,604 and unre-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

alized appreciation $30,858,060. In addition, the fund had $110,623 of long term capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to February 29, 2004. If not applied, $11,286,399 of the carryover expires in fiscal 2008, $7,626,423 expires in fiscal 2009, $12,328,226 expires in fiscal 2011 and $4,225,556 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended February 29, 2004 and February 28, 2003, were as follows: tax exempt income $18,124,891 and $20,466,751 and ordinary income $150,408 and $27,295, respectively.

During the period ended February 29, 2004, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $41,774, increased accumulated net realized gain (loss) on investments by $59,841 and decreased paid-in capital by $18,067. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 29, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed

1  1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended February 29, 2004, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund’s shares, servicing shareholder accounts and for advertising and marketing relating to the fund.The Plan provides for payments to be made at an annual aggregate rate of .20 of 1% of the value of the fund’s average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred.The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund’s prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund’s average daily net assets for any full fiscal year. During the period ended February 29, 2004, the fund was charged $788,838 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2004, the fund was charged $170,208 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended February 29, 2004, redemption fees charged and retained by the fund amounted to $8,021.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2004, amounted to $151,983,510 and $183,270,680, respectively.

At February 29, 2004, the cost of investments for federal income tax purposes was $342,751,037; accordingly, accumulated net unrealized appreciation on investments was $30,858,060, consisting of $32,127,727 gross unrealized appreciation and $1,269,667 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
General Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of General Municipal Bond Fund, Inc., including the statement of investments, as of February 29, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 29, 2004 by correspondence with the custodian and others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General Municipal Bond Fund, Inc. at February 29, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

New York, New York
April 2, 2004

The Fund 23

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended February 29, 2004 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1983)

Principal Occupation During Past 5 Years:

  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
  Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

Other Board Memberships and Affiliations:

  Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
  Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 65

———————
Peggy C. Davis (61)
Board Member (1990)

Principal Occupation During Past 5 Years:

  Shad Professor of Law, New York University School of Law (1983-present)
  She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ernest Kafka (71)
Board Member (1983)

Principal Occupation During Past 5 Years:

  Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
  Instructor,The New York Psychoanalytic Institute (1981-present)
  Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)

No. of Portfolios for which Board Member Serves: 26

———————
Nathan Leventhal (61)
Board Member (1989)

Principal Occupation During Past 5 Years:

  Chairman of the Avery-Fisher Artist Program (November 1997-present)
  President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director

No. of Portfolios for which Board Member Serves: 26

———————

Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 96 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of the Manager, and an officer of 96 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 94 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

The Fund 27

OFFICERS OF THE FUND (Unaudited) (continued)

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 92 investment companies (comprised of 197 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

For More Information

General Municipal
Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York

100 Church Street
New York, NY 10286
Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

0106AR0204

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,000 in 2003 and $32,550 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $-0- in 2003 and $-0- in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $15,000 in 2003 and $288,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,005 in 2003 and $2,000 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various

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financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2003 and $400 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $471,337 in 2003 and $521,764 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	[Reserved]
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 9.	Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 10.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that

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information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL MUNICIPAL BOND FUND, INC.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	April 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	April 23, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	April 23, 2004

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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